UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
AMENDMENT NO. 2
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 3, 2007
Smith & Wesson Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-31552	87-0543688
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
2100 Roosevelt Avenue
Springfield, Massachusetts 01104
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (800) 331-0852
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.2

Explanatory Note
On January 3, 2007, Smith & Wesson Holding Corporation filed a Form 8-K (the “Original Filing”) under Item 2.01 to report the completion of its acquisition of Bear Lake Acquisition Corp. and its subsidiaries, including Thompson/Center Arms Company, Inc. On February 12, 2007, Smith & Wesson Holding Corporation filed Amendment No. 1 to the Original Filing to provide the financial information required by Items 9.01(a) and (b). Smith & Wesson Holding Corporation is filing this Amendment No. 2 to (i) revise the unaudited pro forma consolidated statements of income for the year ended April 30, 2006, previously filed as part of Exhibit 99.2 to eliminate the amortization on previously recorded intangibles of Bear Lake and to record amortization on acquisition intangibles and to adjust the tax effect of interest expense recorded, and (ii) file the unaudited pro forma statements of income and comprehensive income for the nine months ended January 31, 2007. Because the Quarterly Report on Form 10-Q for the period ended January 31, 2007 was filed on March 19, 2007 and includes the results of Bear Lake, the unaudited pro forma consolidated balance sheet presented in Exhibit 99.2 has not been updated, however we elected to revise our previously filed balance sheet to correct a typographical error in the “Property, plant, and equipment, net” line item, and to separate goodwill from intangibles and reclassify loan acquisition fees from debt to other assets consistent with our presentation in such Form 10-Q.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired
The historical consolidated financial statements of Bear Lake Holding, Inc., for the year ended December 31, 2003, for the period January 1, 2004 through December 5, 2004, and Bear Lake Acquisition Corp. for the period December 6, 2004 through December 31, 2004 and year ended December 31, 2005 and for the nine-month periods ended September 30, 2005 and 2006 (unaudited), are filed herewith as Exhibit 99.1.
(b)	Pro Forma Financial Information
The unaudited pro forma combined financial statements of Smith & Wesson Holding Corporation for the twelve months ended April 30, 2006 and for the nine months ended January 31, 2007, giving effect to the acquisition of Bear Lake Acquisition Corp, are filed herewith as Exhibit 99.2.
(d)	Exhibits

99.1	The historical consolidated financial statements of Bear Lake Holding, Inc., for the year ended December 31, 2003, for the period January 1, 2004 through December 5, 2004; and Bear Lake Acquisition Corp. for the period December 6, 2004 through December 31, 2004 and year ended December 31, 2005 and for the nine-month periods ended September 30, 2005 and 2006 (unaudited).*

99.2	The unaudited pro forma combined financial statements of Smith & Wesson Holding Corporation for the twelve months ended April 30, 2006, as of and for the six months ended October 31, 2006, and for the nine months ended January 31, 2007, giving effect to the acquisition of Bear Lake Acquisition Corp.

23.1	Consent of Nathan Wechsler & Company, PA*

23.2	Consent of Grant Thornton LLP*

* Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: March 28, 2007	By:	/s/ John A. Kelly
John A. Kelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Nathan Wechsler & Company, PA*

23.2	Consent of Grant Thornton LLP*

99.1	The historical consolidated financial statements of Bear Lake Holding, Inc., for the year ended December 31, 2003, for the period January 1, 2004 through December 5, 2004; and Bear Lake Acquisition Corp. for the period December 6, 2004 through December 31, 2004 and year ended December 31, 2005 and for the nine-month periods ended September 30, 2005 and 2006 (unaudited).*

99.2	The unaudited pro forma combined financial statements of Smith & Wesson Holding Corporation for the twelve months ended April 30, 2006, as of and for the six months ended October 31, 2006, and for the nine months ended January 31, 2007 giving effect to the acquisition of Bear Lake Acquisition Corp.

* Previously filed.